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                                                                    EXHIBIT 10.9

                                 THIRD AMENDMENT
                              TO THE NISOURCE INC.
                          1994 LONG-TERM INCENTIVE PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2000)


                  WHEREAS, NiSource Inc. (the "Company") maintains the NiSource Inc. 1994 Long-Term Incentive Plan, as amended and restated effective January 1, 2000, and was further amended effective October 1, 2001 and January 1, 2001 (the "Plan");

                  WHEREAS, pursuant to Section 20 of the Plan, the Company deems it in its best interest to amend the Plan as described below;

                  NOW THEREFORE, the Plan is hereby amended, effective January 1, 2002, as follows:

                           1.       The first sentence of paragraph (a) of
            Section 3 of the Plan is amended to read as follows:

                           Subject to the provisions of subsection 3(b), the
shares that may be issued, or may be the measure of stock appreciation rights, granted under the Plan shall not exceed in the aggregate 21,000,000 of the common shares without par value of the Company (the "Common Shares").

                           2. Section 6 of the Plan is hereby amended to read as follows:

                                    6.      Section 162(m) Limitations.  Subject
to subsection 3(b) of the Plan, the maximum number of stock options and stock appreciation rights that may be granted to any person who qualifies as an executive officer named from time to time in the summary compensation table in the Company's annual meeting proxy statement and who is employed by the Company on the last day of the taxable year (the "SCT Executives") shall be 600,000 options and stock appreciation rights with respect to Common Shares per year, and 3,000,000 options and stock appreciation rights with respect to Common Shares during the term of the Plan. The maximum number of performance units that may be granted to any SCT Executive shall be 400,000 units per year, provided that no more than 800,000 units may be granted in any three year period and the maximum number of units that may be granted to any SCT Executive during the term of the Plan shall be 1,500,000. The maximum number of restricted stock awards that may be granted to any SCT Executive shall be 400,000 Common Shares per year, provided that no more than 800,000 shares of restricted stock may be granted in any three year period, and that the maximum number of Shares of restricted stock that may be granted to any SCT Executive during the term of the Plan shall be 1,500,000. The maximum number of contingent stock awards that may be granted to any SCT Executive shall be 400,000 Common Shares per year, provided that no more than 800,000 Common Shares may be subject to contingent stock awards granted in any three year period and the maximum number of Common Shares subject to contingent stock awards that may be granted to any SCT Executive
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during the term of the Plan shall be 1,500,000. The limitations set forth in this Section 6 shall relate only to years or other periods of time in which such awards constitute "applicable employee remuneration" under Internal Revenue Code
Section 162(m).

         IN WITNESS WHEREOF, the Company has caused this Third Amendment to be executed on its behalf, by its duly authorized officer, on this 21st day of May, 2002.

                                                  NISOURCE INC.



                                                  By:      /s/ Stephen P. Adik
                                                     -------------------------

                                                  Its:     Vice Chairman
                                                     -------------------------
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                             FOURTH AMENDMENT TO THE
                                  NISOURCE INC.
                          1994 LONG-TERM INCENTIVE PLAN

               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2000)

         WHEREAS, NiSource Inc. (the "Company") maintains the NiSource Inc. 1994 Long-Term Incentive Plan, As Amended and Restated Effective January 1, 2000 and as further amended effective October 1, 2001, January 1, 2001 and January 1, 2002 (the "Plan");

         WHEREAS, pursuant to Section 20 of the Plan, the Company deems it in its best interest to amend the Plan as described below;

         NOW THEREFORE, the Plan is hereby amended, effective March 1, 2003 as follows:

         1. The first three sentences of Section 7(c) of the Plan are amended to read as follows:

                  Except as otherwise provided in the Plan, or in any stock option agreement, the optionee shall pay the purchase price of the Common Shares upon the exercise of any option (i) in cash,
                  (ii) in cash received from a broker-dealer to whom the optionee has submitted an exercise notice consisting of a fully endorsed option (however in the case of an optionee subject to Section 16 of the 1934 Act, this payment option shall only be available to the extent such payment procedures comply with Regulation T issued by the Federal Reserve Board),
                  (iii) by delivering Common Shares owned by the optionee for at least six months prior to the date of exercise having an aggregate fair market value on the date of exercise equal to the option exercise price, (iv) by such other medium of payment as the Committee in its discretion shall authorize at the time of grant, or (v) by any combination of (i), (ii),
                  (iii) and (iv). In the case of an election pursuant to (i) or
                  (ii) above, cash shall mean cash or check issued by a federally insured bank or savings and loan association and made payable to NiSource Inc. In the case of payment pursuant to (ii) or (iii) above, the optionee's election must be made on or prior to the date of exercise and shall be irrevocable.

         2. The first three sentences of Section 8(c) are amended to read as follows:

                  Except as otherwise provided in the Plan or in any stock option agreement, the optionee shall pay the purchase price of the Common Shares upon the exercise of any option, (i) in cash, (ii) in cash received from a broker-dealer to whom the optionee has submitted an exercise notice consisting of a fully-endorsed option (however, in the case of an optionee subject to Section 16 of the
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                  1934 Act, this payment option shall only be available to the extent such payment procedures comply with Regulation T issued by the Federal Reserve Bank), (iii) by delivering Common Shares owned by the optionee for at least six months prior to the date of exercise having an aggregate fair market value on the date of exercise equal to the option exercise price, (iv) by such other medium of payment as the Committee in its discretion shall authorize at the time of grant, or (v) by any combination of (i), (ii), (iii) and (iv). In the case of an election pursuant to (i) or (ii), cash shall mean cash or check issued by a federally insured bank or savings and loan association made payable to NiSource Inc. In the case of a payment pursuant to (ii) or (iii) above, the optionee's election must be made on or prior to the date of exercise and shall be irrevocable.

         IN WITNESS WHEREOF, the Company has caused this Fourth Amendment to be executed on its behalf by its duly authorized officer on this 27th day of February, 2003.

                                            NiSource Inc.



                                            By: /s/ Stephen P. Adik
                                               ________________________________


                                            Its: Vice Chairman
                                                _______________________________



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